EXHIBIT 99.3

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BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                      Deal Name

Collateral Characteristics   Pool Balance                     1,442,532,259.94
--------------------------
                             # of Loans                                   8773
                             Avg Prin Balance                       164,428.62
                             WAC                                         7.337
                             WA Net Rate                                 6.817
                             WAM                                       350.240
                             Seasoning                                   2.188
                             Second Liens                                  457
                             WA CLTV                                    80.155
                             WA FICO                                       602
                             Prepay Penalties                           78.230
Arm Characteristics          WAC (Arms only)                             7.321
-------------------
                             WAM (Arms only)                           356.411
                             WA Margin                                   5.675
                             WA Initial Cap                              1.533
                             WA Periodic Cap                             1.533
                             WA Cap                                      7.005
                             WA Months to Roll                              22
Loan Type                    Fixed                                      28.113
---------
                             Balloons                                    0.000
                             2/28 Arms                                  67.684
                             3/27 Arms                                   2.553
                             Other Hybrid Arms                           1.650
Index                        1-Month LIBOR                               1.650
-----
                             6-Month LIBOR                              70.236
                             Other Index                                28.113
Loan Purpose                 Purchase                                   25.858
------------
                             Cash-Out Refi                              63.401
                             Rate-Term Refi                             10.741
                             Debt Consolidation                          0.000
Occupancy Status             Owner                                      94.980
----------------
                             Second Home                                 0.340
                             Investor                                    4.679
Property Type                Single Family                              75.975
-------------
                             2-4 Family                                  8.147
                             PUD                                        10.511
                             MH                                          0.000
                             Condo                                       5.368
Doc Type                     Full Doc                                   57.607
--------
                             Stated Doc                                 37.912
                             Limited Doc                                 4.481
                             No Doc                                      0.000
MI Data                      MI Flag                                         N
-------
                             % of Pool Covered                             N/A
                             Effective LTV                                 N/A
FICO Distribution            FICO <460                                   0.000
-----------------
                             FICO 460-479                                0.000
                             FICO 480-499                                0.000
                             FICO 500-519                                5.858
                             FICO 520-539                                9.531
                             FICO 540-559                               11.914
                             FICO 560-579                               10.890
                             FICO 580-599                               10.835
                             FICO 600-619                               14.983
                             FICO 620-639                               11.557
                             FICO 640-659                                8.753
                             FICO 660-679                                5.926
                             FICO 680-699                                3.436
                             FICO 700-719                                2.458
                             FICO 720-739                                1.764
                             FICO 740-759                                1.079
                             FICO >760                                   1.017

LTV Distribution             LTV <20                                     0.037
----------------
                             LTV 20.01-30                                0.103
                             LTV 30.01-40                                0.536
                             LTV 40.01-50                                1.393
                             LTV 50.01-60                                3.888
                             LTV 60.01-70                               10.801
                             LTV 70.01-80                               36.352
                             LTV 80.01-90                               40.754
                             LTV 90.01-100                               6.136
                             LTV >100                                    0.000

Loan Balance Distribution    $ 0-25,000                                  0.022
-------------------------
                             $ 25,001-50,000                             1.816
                             $ 50,001-75,000                             4.734
                             $ 75,001-100,000                            6.862
                             $ 100,001-150,000                          16.528
                             $ 150,001-200,000                          16.361
                             $ 200,001-250,000                          15.992
                             $ 250,001-300,000                          12.467
                             $ 300,001-350,000                           8.291
                             $ 350,001-400,000                           7.145
                             $ 400,001-450,000                           3.984
                             $ 450,001-500,000                           4.484
                             $ 500,001-550,000                           0.698
                             $ 550,001-600,000                           0.325
                             $ 600,001-650,000                           0.176
                             $ 650,001-700,000                           0.048
                             $ 700,001-750,000                           0.000
                             $ 750,001-800,000                           0.000
                             $ 800,001-850,000                           0.000
                             $ 850,001-900,000                           0.000
                             $ 900,001-950,000                           0.000
                             $ 950,001-1,000,000                         0.066
                             > $ 1,000,001                               0.000

Geographic Distribution      AK                                          0.000
-----------------------
                             AL                                          0.348
                             AR                                          0.174
                             AZ                                          1.142
                             CA                                         41.172
                             CO                                          1.868
                             CT                                          1.511
                             DC                                          0.460
                             DE                                          0.057
                             FL                                          6.672
                             GA                                          1.137
                             HI                                          0.343
                             IA                                          0.180
                             ID                                          0.379
                             IL                                          4.612
                             IN                                          0.702
                             KS                                          0.171
                             KY                                          0.222
                             LA                                          0.466
                             MA                                          3.705
                             MD                                          1.949
                             ME                                          0.232
                             MI                                          2.891
                             MN                                          1.508
                             MO                                          0.676
                             MS                                          0.224
                             MT                                          0.045
                             NC                                          0.918
                             ND                                          0.007
                             NE                                          0.214
                             NH                                          0.470
                             NJ                                          3.421
                             NM                                          0.575
                             NV                                          1.087
                             NY                                          5.699
                             OH                                          1.398
                             OK                                          0.335
                             OR                                          1.020
                             PA                                          0.795
                             RI                                          0.631
                             SC                                          0.567
                             SD                                          0.005
                             TN                                          0.557
                             TX                                          4.274
                             UT                                          0.294
                             VA                                          2.273
                             VT                                          0.005
                             WA                                          1.928
                             WI                                          0.562
                             WV                                          0.109
                             WY                                          0.009

------------------------------------------------------------------------------------------------------------------------------------
        Balance           # of loans       WAC          WA FICO        WA LTV       Owner Occ %      Cashout Refi%      Full Doc%
------------------------------------------------------------------------------------------------------------------------------------
$600,000-650,000                    4          5.566           668         72.895          100.000             74.489        74.756
$650,001-700,000                    1          6.490           775         73.680          100.000              0.000         0.000
$700,001-750,000                    0          0.000             0          0.000            0.000              0.000         0.000
$751,001-800,000                    0          0.000             0          0.000            0.000              0.000         0.000
$800,001-850,000                    0          0.000             0          0.000            0.000              0.000         0.000
$850,001-900,000                    0          0.000             0          0.000            0.000              0.000         0.000
$900,001-950,000                    0          0.000             0          0.000            0.000              0.000         0.000
$950,001-1,000,000                  1          4.875           723         64.810          100.000              0.000       100.000
>$1,000,000                         0          0.000             0          0.000            0.000              0.000         0.000

Please populate appropriate loan characteristics for each loan bucket.

                                                          Loans without MI
                                                                FICOs
------------------------------------------------------------------------------------------------------------------------------------
                          <450     451-500   501-550    551-600   601-650    651-700   701-750   >750              #
------------------------------------------------------------------------------------------------------------------------------------
              <20         0.000     0.000     0.016      0.007     0.007      0.004     0.000     0.003           10
             20-30        0.000     0.000     0.036      0.024     0.031      0.000     0.000     0.011           18
             30-40        0.000     0.004     0.200      0.099     0.107      0.070     0.021     0.036           77
             40-50        0.000     0.000     0.347      0.317     0.459      0.161     0.086     0.023          155
LTVs         50-60        0.000     0.000     1.066      1.237     1.032      0.329     0.144     0.079          382
             60-70        0.000     0.070     3.440      3.109     2.571      1.225     0.303     0.082          946
             70-80        0.000     0.120     9.953      8.905    10.416      4.935     1.584     0.439        3,172
             80-90        0.000     0.008     5.567     14.821    13.350      4.268     2.133     0.607        3,228
            90-100        0.000     0.000     0.000      0.387     3.101      1.970     0.495     0.184          785
             >100         0.000     0.000     0.000      0.000     0.000      0.000     0.000     0.000            0
               #              0        21      2059       2578      2624       1065       321       105         8773

Please provide a breakdown of percentages for each cell of the matrix for loans that fall within the appropriate category brokendown between loans with MI and loans without MI. If FICO is not available for loan, default to <450 bucket. Additionally, please provide the total number of loans for each of the loan distribution buckets. If deal does not have MI, please provide data for the entire pool in the "Loans without MI" matrix.